UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2003 (June 24, 2003)

UNITED SECURITY BANCSHARES
Exact name of registrant as specified in its charter

CALIFORNIA State or other jurisdiction of incorporation

000-32987 Commission File Number	91-2112732 I.R.S. Employer Identification No.

1525 E. Shaw Avenue, Fresno, CA 93710 Address of principal executive offices

Registrant’s telephone number, including area code 559-248-4943

Item 5. Other Events and Regulation FD Disclosure

United Security Bancshares issued a press release dated June 25, 2003 to disclose that the Board of Directors declared a regular quarterly cash dividend on June 24, 2003.

Item 7. Financial Statements and Exhibits

(a) Financial statements:

Not applicable

(b) Pro forma financial information:

Not applicable

(c) Exhibits:

Exhibit 99.1 Press release dated June 25, 2003

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2003	United Security Bancshares By: /s/ Ken Donahue Ken Donahue Senior Vice President & Chief Financial Officer